Exhibit 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of GSV, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2002 (the "Report"),
I, Gilad Gat, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.

Date: March 28, 2003


By: /s/ Gilad Gat

      __________________________________
      Gilad Gat
      Chief Executive Officer
      Chief Financial Officer